Exhibit 99.1

Boston Private Financial Holdings, Inc. Reports Fourth Quarter and Year-End 2011 Results

Fourth Quarter and Year-End 2011 Highlights:

•	Continued profitability: Q4 2011 profitability of $0.15 per diluted share, following Q3 2011 diluted EPS of $0.14. Full year 2011 profitability of $0.46 per diluted share.

•
Increased loan growth: Total Loans increased 4% to $4.7 billion in the quarter, and also increased 4% for the year. Fourth quarter annualized growth rate of 16% reflects both a stronger pipeline and a reduction in West Coast Commercial Loan paydowns.

•	Continued asset quality improvement: Non-Performing Loans were down 7% in the quarter and down 35% for the year.
Boston, MA - January 26, 2012 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported fourth quarter 2011 GAAP Net Income Attributable to the Company of $13.1 million, compared to GAAP Net Income of $11.7 million in the third quarter of 2011. BPFH reported fourth quarter diluted earnings per share of $0.15 compared to diluted earnings per share of $0.14 in the third quarter of 2011.
For the full year of 2011, BPFH reported GAAP Net Income Attributable to the Company of $39.1 million, compared to a GAAP net loss of $11.0 million for the full year of 2010. BPFH reported diluted earnings per share of $0.46, compared to a $0.29 loss per share for 2010.
“Our fourth quarter results show continued progress with our plan to return the Company to sustainable and acceptable profitability,” said CEO and President Clayton G. Deutsch. “We continue to drive improvements in asset quality, and our overall restructuring program remains on track. As we have made headway with our restructuring program, we are increasingly focused on growth. Our recent fourth quarter loan growth trajectory in all of our markets is encouraging. ”
Revenue Down Slightly in Low Rate Environment
Net Interest Income in the fourth quarter was $44.1 million, down 2% from $45.1 million in the third quarter of 2011. For the full year of 2011, Net Interest Income was down 1% to $178.9 million. Fees and Other Income for the quarter decreased slightly to $31.2 million, from $31.4 million in the third quarter of 2011. For the full year of 2011, Fees and Other Income increased 12% to $125.0 million.
Net Interest Margin was 3.17% in the quarter, down eight basis points from the third quarter of 2011. For the full year of 2011, Net Interest Margin was 3.25%, down five basis points from the full year of 2010.
Total Assets Under Management/Advisory (“AUM”) increased to $19.1 billion in the fourth quarter, up 5% from $18.2 billion in the third quarter 2011. For the full year of 2011, AUM was down 2%. The Company experienced fourth quarter 2011 AUM net outflows of $140 million, as compared to $223 million of net outflows in the prior quarter. AUM net outflows for the year were $477 million.
Operating Expenses Increase in Q4
Operating Expenses (excluding restructuring costs of $0.7 million) in the fourth quarter were $58.8 million, up 6% from $55.4 million (excluding restructuring costs of $1.1 million) on a linked quarter basis. For the full year of 2011, Operating Expenses (excluding restructuring costs of $8.1 million) were down 2% to $232.1 million.

“The expense increase we experienced in the fourth quarter was driven by non-recurring compensation increases related to the Bank integration and attainment of full-year performance goals,” said David J. Kaye, Chief Financial Officer. “Despite these items, we made significant progress on expense reductions throughout the year.”
Asset Quality Continues to Improve
Provision for Loan Losses in the fourth quarter was a credit of $2.5 million, a decrease from a Provision for Loan Losses of $4.5 million in the third quarter of 2011. Provision for Loan Losses was $13.2 million for the year, down 85% from $87.2 million for 2010.
Non-Performing Loans (“NPLs”) declined for the third consecutive quarter. In the fourth quarter of 2011, NPLs were $68.1 million, down 7% from $73.4 million on a linked quarter basis and down 35% from $105.5 million as of the end of 2010. As a percentage of Total Loans, NPLs were 1.46% in the fourth quarter of 2011, down 18 basis points from 1.64% in the third quarter of 2011.
Additional credit metrics are listed below on a linked quarter and year-over-year basis:

(In millions)	December 31, 2011	September 30, 2011	December 31, 2010
Total Criticized Loans	$309.3	$355.4	$392.0
Total Loans 30-89 Days Past Due and Accruing	$27.0	$20.9	$24.7
Total Net Loans (Charged-off)/ Recovered	$(0.1)	$(4.5)	$(34.2)
Allowance for Loan Losses/Total Loans	2.07%	2.20%	2.20%
Capital Accumulation Continues
Additional capital ratios are listed below on a linked quarter and year-over-year basis:

	December 31, 2011	September 30, 2011	December 31, 2010
Total Risk-Based Capital *	15.34%	15.51%	14.43%
Tier I Risk-Based Capital *	12.76%	12.58%	13.03%
Tier I Leverage Capital *	8.99%	8.59%	8.77%
TCE/TA	7.37%	7.14%	6.34%
TCE/Risk Weighted Assets *	10.36%	10.42%	9.38%
*December 31, 2011 data is presented based on estimated data.

Board Declassification
The Company also announced today that its Board of Directors approved an amendment to the Company's Articles of Organization declassifying the Board of Directors, and will propose a stockholder vote to declassify the Board at the Company's 2012 Annual Meeting of Stockholders. The proposal is in response to the support that a shareholder proposal requesting annual elections of directors received at last year's annual meeting.
If approved by the requisite vote, beginning at the 2013 Annual Meeting of Stockholders, stockholders will elect directors whose terms are then expiring, or the election of their successors, to one-year terms.

Dividend Payments
Concurrent with the release of the fourth quarter 2011 earnings, the Board of Directors of the Company declared a cash dividend to stockholders of $0.01 per share. The record date for this dividend is February 14, 2012, and the payment date is February 28, 2012.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as the TCE/TA and TCE/Risk Weighted Assets ratios, and Operating Expenses excluding restructuring charges, to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8:00 a.m. Eastern Time on Friday, January 27, to discuss the financial results in more detail. To access the call:

Dial In #: (866) 843-0890
International Dial In #: (412) 317-9250
Elite Entry Number: 0834657

Replay Information:
Available from January 27 at 12 noon until February 6
Dial In #: (877) 344-7529
International Dial In #: (412) 317-0088
Conference Number: 10008620
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com.
Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization with Wealth Management and Private Banking affiliates in Boston, New York, Philadelphia, Los Angeles, San Francisco and Seattle. The Company has a $6 billion Private Banking balance sheet, and manages over $19 billion of client assets.

The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a locally operated and wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
CONTACT:

Jeanne Hess
Assistant Vice President, Investor Relations
Boston Private Financial Holdings, Inc.
(617) 912-3798
jhess@bostonprivate.com

Statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in assumptions or unanticipated factors adversely affecting the timing, among other matters, of expenses or cost savings relating to or resulting from the consolidation of the Company's banking subsidiaries; adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of a continuing deterioration in general economic conditions on a national basis or in the local markets in which the Company operates, including changes which adversely affect borrowers' ability to service and repay our loans; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; increasing government regulation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q; and other filings submitted to the Securities and Exchange Commission. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	December 31, 2011	September 30, 2011	December 31, 2010
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$203,901	$330,425	$494,439
Investment securities:
Available for sale	847,582	848,855	795,438
Held to maturity	—	—	2,515
Total investment securities	847,582	848,855	797,953
Loans held for sale	12,069	13,275	9,145
Total loans	4,650,228	4,487,719	4,480,347
Less: Allowance for loan losses	96,114	98,759	98,403
Net loans	4,554,114	4,388,960	4,381,944
Other real estate owned (“OREO”)	5,103	9,161	12,925
Stock in Federal Home Loan Banks	43,714	44,248	45,846
Premises and equipment, net	29,353	28,812	26,642
Goodwill	115,038	115,038	115,051
Intangible assets, net	30,562	31,736	36,161
Fees receivable	8,147	7,998	8,213
Accrued interest receivable	16,875	16,492	16,707
Income tax receivable and deferred	70,921	77,886	84,641
Other assets	110,993	110,423	123,234
Total assets	$6,048,372	$6,023,309	$6,152,901
Liabilities:
Deposits	$4,530,411	$4,534,076	$4,486,726
Securities sold under agreements to repurchase	130,791	108,294	258,598
Federal Home Loan Bank borrowings	521,827	527,481	575,682
Junior subordinated debentures	182,053	188,645	193,645
Other liabilities	95,474	91,274	99,774
Total liabilities	5,460,556	5,449,770	5,614,425
Redeemable Noncontrolling Interests	21,691	21,885	19,598
The Company’s Stockholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares;
Series B, issued and outstanding (contingently convertible): 401 shares at December 31, 2011, September 30, 2011, and December 31, 2010; liquidation value: $100,000 per share	58,089	58,089	58,089
Common stock, $1.00 par value; authorized: 170,000,000 shares; issued and outstanding: 78,023,317 shares at December 31, 2011; 78,004,135 shares at September 30, 2011; and 76,307,329 shares at December 31, 2010	78,023	78,004	76,307
Additional paid-in capital	656,436	655,165	652,288
Accumulated deficit	(230,017)	(243,079)	(269,154)
Accumulated other comprehensive income	3,594	3,475	1,348
Total stockholders’ equity	566,125	551,654	518,878
Total liabilities, redeemable noncontrolling interests and stockholders’ equity	$6,048,372	$6,023,309	$6,152,901

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2011	September 30, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$51,844	$53,030	$55,944	$211,997	$229,281
Taxable investment securities	1,330	1,493	1,380	5,593	6,123
Non-taxable investment securities	846	891	1,265	3,768	5,134
Mortgage-backed securities	1,775	1,873	1,858	7,297	8,086
Federal funds sold and other	229	245	371	1,077	1,313
Total interest and dividend income	56,024	57,532	60,818	229,732	249,937
Interest expense:
Deposits	5,608	5,921	8,049	24,479	36,770
Federal Home Loan Bank borrowings	4,059	4,203	4,767	16,915	20,125
Junior subordinated debentures	1,786	1,851	2,523	7,434	10,028
Repurchase agreements and other short-term borrowings	434	485	526	1,960	2,289
Total interest expense	11,887	12,460	15,865	50,788	69,212
Net interest income	44,137	45,072	44,953	178,944	180,725
Provision/(credit) for loan losses	(2,500)	4,500	32,551	13,160	87,178
Net interest income/(loss) after provision for loan losses	46,637	40,572	12,402	165,784	93,547
Fees and other income:
Investment management and trust fees	14,774	16,161	15,525	63,356	60,198
Wealth advisory fees	10,485	10,249	9,787	41,082	37,874
Other banking fee income	1,179	1,339	1,414	5,038	5,401
Gain on repurchase of debt	2,392	—	—	4,230	—
Gain on sale of investments, net	109	103	86	798	3,653
Gain on sale of loans, net	593	386	3,579	2,489	5,249
Gain/(loss) on OREO, net	1,261	3,156	(193)	5,372	(2,839)
Other	420	(44)	1,214	2,605	2,236
Total fees and other income	31,213	31,350	31,412	124,970	111,772
Operating expense:
Salaries and employee benefits	39,772	34,900	36,084	147,311	143,248
Occupancy and equipment	7,677	7,627	7,254	30,078	27,773
Professional services	2,767	3,667	5,470	16,932	19,495
Marketing and business development	2,053	1,510	2,082	6,922	7,312
Contract services and data processing	1,276	1,306	1,346	5,293	5,398
Amortization of intangibles	1,175	1,177	1,296	5,014	5,264
FDIC insurance	1,253	1,356	2,113	6,139	8,603
Restructuring expense	653	1,116	—	8,055	—
Other	2,859	3,819	7,532	14,389	19,762
Total operating expense	59,485	56,478	63,177	240,133	236,855
Income/(loss) before income taxes	18,365	15,444	(19,363)	50,621	(31,536)
Income tax expense/(benefit)	5,747	4,570	(8,172)	14,367	(19,451)
Net income/(loss) from continuing operations	12,618	10,874	(11,191)	36,254	(12,085)
Net income/(loss) from discontinued operations (1)	1,347	1,567	1,917	6,099	3,729
Net income/(loss) before attribution to noncontrolling interests	13,965	12,441	(9,274)	42,353	(8,356)
Less: Net income/(loss) attributable to noncontrolling interests	903	762	684	3,216	2,614
Net income/(loss) attributable to the Company	$13,062	$11,679	$(9,958)	$39,137	$(10,970)

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Twelve Months Ended
PER SHARE DATA:	December 31, 2011	September 30, 2011	December 31, 2010	December 31, 2011	December 31, 2010
	(In thousands, except share and per share data)
Calculation of Income/(Loss) for EPS:
Net Income/(Loss) from Continuing Operations	$12,618	$10,874	$(11,191)	$36,254	$(12,085)
Less: Net Income Attributable to Noncontrolling Interests	903	762	684	3,216	2,614
Net Income/(Loss) from Continuing Operations Attributable to the Company	11,715	10,112	(11,875)	33,038	(14,699)
Adjustments to Net Income/(Loss) Attributable to the Company to Arrive at Net Income/(Loss) Attributable to Common Stockholders (3)	(66)	(265)	(300)	(805)	(9,766)
Net Income/(Loss) from Continuing Operations Attributable to the Common Stockholders	$11,649	$9,847	$(12,175)	$32,233	$(24,465)
Net Income/(Loss) from Discontinued Operations (1)	$1,347	$1,567	$1,917	$6,099	$3,729
Net Income/(Loss) Attributable to the Common Stockholders	$12,996	$11,414	$(10,258)	$38,332	$(20,736)

Dividends Paid on Series B Preferred Stock for Diluted EPS	$73	$73	$—	$290	$—

End of Period Common Shares Outstanding	78,023,317	78,004,135	76,307,329

Average Shares Outstanding:
Weighted Average Basic Shares	75,423,723	75,378,923	74,371,160	75,169,611	71,321,162
Weighted Average Diluted Shares (4)	84,433,448	83,556,408	74,371,160	83,451,422	71,321,162

Earnings/(Loss) per Share - Basic
Earnings/(Loss) per Share from Continuing Operations	$0.15	$0.13	$(0.16)	$0.43	$(0.34)
Income/(Loss) per Share from Discontinued Operations (1)	$0.02	$0.02	$0.02	$0.08	$0.05
Earnings/(Loss) per Share	$0.17	$0.15	$(0.14)	$0.51	$(0.29)

Earnings/(Loss) per Share - Diluted (4)
Earnings/(Loss) per Share from Continuing Operations	$0.14	$0.12	$(0.16)	$0.39	$(0.34)
Income/(Loss) per Share from Discontinued Operations (1)	$0.01	$0.02	$0.02	$0.07	$0.05
Earnings/(Loss) per Share	$0.15	$0.14	$(0.14)	$0.46	$(0.29)

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	December 31, 2011	September 30, 2011	December 31, 2010
FINANCIAL DATA:
Book Value Per Common Share	$6.51	$6.33	$6.04
Tangible Book Value Per Share (2)	$5.10	$4.92	$4.55
Market Price Per Share	$7.94	$5.88	$6.55

ASSETS UNDER MANAGEMENT AND ADVISORY:
Private Banking	$3,571,000	$3,427,000	$3,592,000
Investment Managers	7,594,000	7,127,000	8,140,000
Wealth Advisory	7,979,000	7,673,000	7,836,000
Less: Inter-company Relationship	(19,000)	(18,000)	(19,000)
Assets Under Management and Advisory	$19,125,000	$18,209,000	$19,549,000

FINANCIAL RATIOS:
Total Equity/Total Assets	9.36%	9.16%	8.43%
Tangible Common Equity/Tangible Assets (2)	7.37%	7.14%	6.34%
Tangible Common Equity/Risk Weighted Assets (2)	10.36%	10.42%	9.38%
Allowance for Loan Losses/Total Loans	2.07%	2.20%	2.20%
Allowance for Loan Losses/Non-performing Loans	141%	134%	93%
Return on Average Assets - Three Months Ended (Annualized)	0.85%	0.77%	(0.64)%
Return on Average Equity - Three Months Ended (Annualized)	9.37%	8.57%	(7.53)%
Efficiency Ratio - Three Months Ended (Annualized) (2)	77.16%	72.31%	80.76%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In Thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	Dec 31, 2011	Sep 30, 2011	Dec 31, 2010	Dec 31, 2011	Sep 30, 2011	Dec 31, 2010	Dec 31, 2011	Sep 30, 2011	Dec 31, 2010
AVERAGE ASSETS
Earning Assets:
Cash and Investments:
Taxable investment securities	$401,631	$396,415	$289,531	$1,330	$1,493	$1,380	1.32%	1.51%	1.91%
Non-taxable investment securities (5)	191,206	190,772	206,370	1,321	1,386	1,910	2.76%	2.91%	3.69%
Mortgage-backed securities	245,423	236,105	229,716	1,775	1,873	1,858	2.89%	3.17%	3.24%
Federal funds sold and other	378,897	423,046	577,739	229	245	370	0.24%	0.23%	0.26%
Total Cash and Investments	1,217,157	1,246,338	1,303,356	4,655	4,997	5,518	1.53%	1.60%	1.69%
Loans: (6)
Commercial and Construction (5)	2,417,467	2,346,169	2,568,964	32,103	32,204	34,920	5.26%	5.39%	5.35%
Residential Mortgage	1,810,530	1,794,929	1,660,775	18,189	19,022	19,183	4.02%	4.24%	4.61%
Home Equity and Other Consumer	318,035	318,003	300,273	2,816	2,993	3,064	3.47%	3.71%	4.02%
Total Loans	4,546,032	4,459,101	4,530,012	53,108	54,219	57,167	4.64%	4.81%	4.99%
Total Earning Assets	5,763,189	5,705,439	5,833,368	57,763	59,216	62,685	3.98%	4.11%	4.25%
Less: Allowance for Loan Losses	99,520	99,387	99,025
Cash and due From Banks (Non-Interest Bearing)	41,968	53,582	32,516
Other Assets	416,374	411,696	441,632
TOTAL AVERAGE ASSETS	$6,122,011	$6,071,330	$6,208,491
AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-Bearing Liabilities:
Deposits:
Savings and NOW	$492,959	$539,489	$608,474	$285	$357	$454	0.23%	0.26%	0.30%
Money Market	1,971,631	1,857,755	1,814,159	2,418	2,506	3,718	0.49%	0.54%	0.81%
Certificates of Deposit	985,530	1,006,639	1,183,250	2,905	3,058	3,877	1.17%	1.21%	1.30%
Total Deposits	3,450,120	3,403,883	3,605,883	5,608	5,921	8,049	0.64%	0.69%	0.89%
Junior Subordinated Debentures	186,970	188,645	193,645	1,786	1,851	2,523	3.82%	3.92%	5.21%
FHLB Borrowings and Other	638,690	657,122	685,208	4,493	4,688	5,293	2.75%	2.79%	3.02%
Total Interest-Bearing Liabilities	4,275,780	4,249,650	4,484,736	11,887	12,460	15,865	1.10%	1.16%	1.40%
Non-interest Bearing Demand Deposits	1,157,151	1,139,457	1,063,592
Payables and Other Liabilities	109,193	115,403	112,406
Total Liabilities	5,542,124	5,504,510	5,660,734
Redeemable Noncontrolling Interests	22,314	21,516	19,070
Stockholders' Equity	557,573	545,304	528,687
TOTAL AVERAGE LIABILITIES & STOCKHOLDERS' EQUITY	$6,122,011	$6,071,330	$6,208,491
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$45,876	$46,756	$46,820
FTE Adjustment (5)				1,739	1,684	1,867
Net Interest Income (GAAP Basis)				$44,137	$45,072	$44,953
Interest Rate Spread							2.88%	2.95%	2.85%
Net Interest Margin							3.17%	3.25%	3.18%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In Thousands)	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
AVERAGE BALANCE SHEET:	Dec 31, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010
AVERAGE ASSETS
Earning Assets:
Cash and Investments:
Taxable investment securities	$380,436	$292,763	$5,593	$6,123	1.47%	2.09%
Non-taxable investment securities (5)	191,513	194,119	5,764	7,838	3.01%	4.04%
Mortgage-backed securities	236,435	237,540	7,297	8,086	3.09%	3.40%
Federal funds sold and other	447,523	531,345	1,077	1,313	0.24%	0.25%
Total Cash and Investments	1,255,907	1,255,767	19,731	23,360	1.57%	1.86%
Loans: (6)
Commercial and Construction (5)	2,399,402	2,567,009	130,441	144,402	5.44%	5.63%
Residential Mortgage	1,761,736	1,595,056	75,071	76,940	4.26%	4.82%
Home Equity and Other Consumer	312,507	286,044	11,647	12,482	3.73%	4.36%
Total Loans	4,473,645	4,448,109	217,159	233,824	4.85%	5.26%
Total Earning Assets	5,729,552	5,703,876	236,890	257,184	4.13%	4.51%
Less: Allowance for Loan Losses	100,483	81,393
Cash and due From Banks (Non-Interest Bearing)	58,349	30,375
Other Assets	413,653	485,170
TOTAL AVERAGE ASSETS	$6,101,071	$6,138,028
AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-Bearing Liabilities:
Deposits:
Savings and NOW	$517,659	$555,244	$1,375	$2,029	0.27%	0.37%
Money Market	1,898,999	1,701,772	10,524	15,223	0.55%	0.89%
Certificates of Deposit	1,027,347	1,316,818	12,580	19,518	1.22%	1.48%
Total Deposits	3,444,005	3,573,834	24,479	36,770	0.71%	1.03%
Junior Subordinated Debentures	190,427	193,645	7,434	10,028	3.90%	5.18%
FHLB Borrowings and Other	656,772	648,226	18,875	22,414	2.87%	3.46%
Total Interest-Bearing Liabilities	4,291,204	4,415,705	50,788	69,212	1.18%	1.57%
Non-interest Bearing Demand Deposits	1,141,563	1,025,431
Payables and Other Liabilities	108,970	103,836
Total Liabilities	5,541,737	5,544,972
Redeemable Noncontrolling Interests	21,018	20,175
Stockholders' Equity	538,316	572,881
TOTAL AVERAGE LIABILITIES & STOCKHOLDERS' EQUITY	$6,101,071	$6,138,028
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)			$186,102	$187,972
FTE Adjustment (5)			7,158	7,247
Net Interest Income (GAAP Basis)			$178,944	$180,725
Interest Rate Spread					2.95%	2.94%
Net Interest Margin					3.25%	3.30%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In Thousands)	December 31, 2011	September 30, 2011	December 31, 2010
LOAN DATA (7):
Commercial and Industrial Loans:
New England	$531,632	$502,382	$500,745
San Francisco Bay	72,850	57,918	61,613
Southern California	47,593	42,770	53,447
Pacific Northwest	35,027	38,223	42,522
Eliminations and other, net	—	—	(180)
Total Commercial and Industrial Loans	$687,102	$641,293	$658,147
Commercial Real Estate Loans:
New England	$643,263	$627,413	$624,924
San Francisco Bay	679,995	662,436	797,460
Southern California	224,362	194,998	181,479
Pacific Northwest	121,600	109,983	94,223
Total Commercial Real Estate Loans	$1,669,220	$1,594,830	$1,698,086
Construction and Land Loans:
New England	$106,385	$90,751	$80,021
San Francisco Bay	36,339	41,157	55,284
Southern California	5,622	5,530	1,840
Pacific Northwest	5,363	7,279	13,557
Total Construction and Land Loans	$153,709	$144,717	$150,702
Residential Mortgage Loans:
New England	$1,247,975	$1,237,389	$1,181,399
San Francisco Bay	322,352	322,783	293,622
Southern California	192,708	177,647	153,102
Pacific Northwest	60,368	53,056	45,811
Total Residential Mortgage Loans	$1,823,403	$1,790,875	$1,673,934
Home Equity Loans:
New England	$85,118	$90,082	$95,195
San Francisco Bay	48,182	49,475	52,854
Southern California	6,265	5,756	4,412
Pacific Northwest	4,133	5,343	5,969
Total Home Equity Loans	$143,698	$150,656	$158,430
Other Consumer Loans:
New England	$147,356	$137,692	$104,259
San Francisco Bay	12,526	12,427	20,317
Southern California	10,123	11,970	13,242
Pacific Northwest	1,622	1,688	1,130
Eliminations and other, net	1,469	1,571	2,100
Total Other Consumer Loans	$173,096	$165,348	$141,048
Total Loans
New England	$2,761,729	$2,685,709	$2,586,543
San Francisco Bay	1,172,244	1,146,196	1,281,150
Southern California	486,673	438,671	407,522
Pacific Northwest	228,113	215,572	203,212
Eliminations and other, net	1,469	1,571	1,920
Total Loans	$4,650,228	$4,487,719	$4,480,347

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In Thousands)	December 31, 2011	September 30, 2011	December 31, 2010
CREDIT QUALITY (7):
Special Mention Loans:
New England	$36,680	$60,383	$70,114
San Francisco Bay	59,065	71,640	74,991
Southern California	36,048	32,189	22,691
Pacific Northwest	11,328	13,901	19,819
Total Special Mention Loans	$143,121	$178,113	$187,615
Accruing Classified Loans (8):
New England	$23,133	$21,328	$19,745
San Francisco Bay	57,199	55,426	62,518
Southern California	15,723	23,815	6,802
Pacific Northwest	2,186	3,310	8,373
Total Accruing Classified Loans	$98,241	$103,879	$97,438
Non-performing Loans:
New England	$33,411	$33,413	$25,172
San Francisco Bay	25,598	27,449	60,373
Southern California (9)	7,323	10,186	9,137
Pacific Northwest	1,777	2,397	10,783
Total Non-performing Loans	$68,109	$73,445	$105,465
Other Real Estate Owned:
New England	$98	$1,301	$—
San Francisco Bay	2,194	5,847	10,207
Southern California	1,143	345	1,128
Pacific Northwest	1,668	1,668	1,590
Total Other Real Estate Owned	$5,103	$9,161	$12,925
Loans 30-89 Days Past Due and Accruing:
New England (10)	$9,834	$348	$12,844
San Francisco Bay	11,446	16,649	11,219
Southern California	5,677	3,947	682
Pacific Northwest	—	—	—
Total Loans 30-89 Days Past Due and Accruing (10)	$26,957	$20,944	$24,745
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$(1,379)	$(752)	$(510)
San Francisco Bay	1,612	(3,266)	(33,957)
Southern California	(393)	(179)	118
Pacific Northwest	15	(286)	191
Total Net Loans (Charged-off)/ Recovered	$(145)	$(4,483)	$(34,158)
Loans (Charged-off)/ Recovered, Net for the Twelve Months Ended:
New England	$(3,532)		$(3,725)
San Francisco Bay	(14,979)		(54,858)
Southern California	4,066		1,753
Pacific Northwest	(1,004)		(389)
Total Net Loans (Charged-off)/ Recovered	$(15,449)		$(57,219)

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(1)
In 2009, the Company completed the sale of its affiliates Boston Private Value Investors, Sand Hill Advisors, RINET, Gibraltar, and Westfield Capital Management. Accordingly, prior period and current financial information related to the divested companies are included with discontinued operations.

(2)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value; the Tangible Common Equity ("TCE") to Tangible Assets ("TA") ratio; the TCE to Risk Weighted Assets ratio; pre-tax, pre-provision earnings; and operating expenses excluding restructuring costs to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and the Non-GAAP TCE to Risk Weighted Assets ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude Goodwill and Intangible Assets, net and includes the difference between Redemption Value and value per ARB 51 for Redeemable Non-controlling Interests.

The Company calculates Tangible Book Value per share by dividing the Tangible Common Equity by adjusted end of period shares. For this calculation, end of period common shares outstanding are increased by assumed conversion of the preferred stock held by Carlyle into common stock (the EOP Carlyle Common Convertible Shares).

(In Thousands)	December 31, 2011	September 30, 2011	December 31, 2010
Total Balance Sheet Assets	$6,048,372	$6,023,309	$6,152,901
LESS: Goodwill and Intangible Assets, net	(145,600)	(146,774)	(151,212)
Tangible Assets (non-GAAP)	5,902,772	5,876,535	6,001,689
Total Equity	566,125	551,654	518,878
LESS: Goodwill and Intangible Assets, net	(145,600)	(146,774)	(151,212)
ADD: Difference between Redemption Value of Non-controlling Interests and value under ARB 51	14,381	14,641	12,578
Total adjusting items	(131,219)	(132,133)	(138,634)
Tangible Common Equity (non-GAAP)	434,906	419,521	380,244
Total Equity/Total Assets	9.36%	9.16%	8.43%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.37%	7.14%	6.34%

Total Risk Weighted Assets *	4,196,452	4,024,575	4,053,897
Tangible Common Equity/Total Risk Weighted Assets (non-GAAP)	10.36%	10.42%	9.38%

End of Period Shares Outstanding	78,023	78,004	76,307
EOP Carlyle Common Convertible Shares	7,261	7,261	7,261
Common Equivalent Shares	85,284	85,265	83,568

Book Value Per Common Share	$6.51	$6.33	$6.04
Tangible Book Value Per Share	$5.10	$4.92	$4.55

* Risk Weighted Assets for December 31, 2011 is presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

Reconciliations from the Company's GAAP net income attributable to the Company to Non-GAAP pre-tax, pre-provision earnings and from GAAP operating expenses to Non-GAAP operating expenses excluding restructuring costs are presented below:

	Three months ended
(In Thousands)	December 31, 2011	September 30, 2011	December 31, 2010
Net income/(loss) attributable to the Company (GAAP)	$13,062	$11,679	$(9,958)
ADD BACK: Provision/ (credit) for loan losses	(2,500)	4,500	32,551
ADD BACK: Income tax expense/(benefit)	5,747	4,570	(8,172)
Pre-tax, pre-provision earnings (Non-GAAP)	$16,309	$20,749	$14,421

Total operating expense (GAAP)	$59,485	$56,478	$63,177
LESS: Restructuring expense	653	1,116	—
Total operating expenses (excluding restructuring costs) (Non-GAAP)	$58,832	$55,362	$63,177

(3)
Adjustments to Net Income/(Loss) Attributable to the Company to arrive at Net Income/(Loss) Attributable to the Common Stockholders, as presented in these tables, include decrease/ (increase) in Noncontrolling Interests Redemption Value; Dividends on Preferred Securities; and Accretion of Discount on Series C Preferred Stock.

(4)
When the Company has positive Net Income from Continuing Operations Attributable to the Common Stockholders, the Company adds additional shares to Basic Weighted Average Shares Outstanding to arrive at Diluted Weighted Average Shares Outstanding for the Diluted Earnings Per Share calculation to reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the Diluted Earning Per Share calculation. The potential dilutive shares relate to: unexercised stock options, unvested restricted stock, unexercised stock warrants, contingently issuable shares, unconverted Convertible Preferred stock, and unconverted Convertible Trust Preferred securities.

The amount of shares that were anti-dilutive for the three and twelve month periods ended December 31, 2011 were 1.5 million for both periods.
The amount of shares that were anti-dilutive for the three months ended September 30, 2011 were 1.7 million.
The amount of shares that were anti-dilutive for the three and twelve month periods ended December 31, 2010 were 10.3 million and 10.5 million, respectively.
See Part II. Item 8. "Financial Statements and Supplementary Data - Note 1: Basis of Presentation and Summary of Significant Accounting Policies"in the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2010 for additional information.

(5)	Interest Income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate.

(6)	Includes Loans Held for Sale and Non-accrual Loans.

(7)
The concentration of the Private Banking loan data and credit quality is based on the location of the lender's regional offices. Net loans from the Holding Company to certain principals of the Company's affiliate partners, loans at the Company's non-banking segments, and inter-company loan eliminations are identified as “Eliminations and other, net”.

(8)
Accruing classified loans include loans that are classified as substandard but are still accruing interest income. The Bank may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonperforming at some time in the future.

(9)	Excludes the non-strategic loans held for sale of $1.5 million at December 31, 2010. There were no non-strategic loans held for sale at December 31 or September 30, 2011.

(10)
In addition to loans 30-89 days past due and accruing, at December 31, 2011, the Company had two loans totaling less than $0.1 million that were more than 90 days past due but still on accrual status. These loans originated in the New England region. There were no loans more than 90 days past due and still on accrual status at September 30, 2011 or December 31, 2010.